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                                                                    EXHIBIT 32.1

                        CERTIFICATIONS UNDER SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers, Karen Gilles Larson, Chief Executive Officer of Synovis Life Technologies, Inc., a Minnesota Corporation (the "Company"), and Brett Reynolds, Chief Financial Officer of the Company, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended July 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: September 7, 2006                 By: /s/ Karen Gilles Larson
                                            ------------------------------------
                                        Name: Karen Gilles Larson
                                        Title: Chief Executive Officer


Date: September 7, 2006                 By: /s/ Brett Reynolds
                                            ------------------------------------
                                        Name: Brett Reynolds
                                        Title: Chief Financial Officer